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                                                                    EXHIBIT 10.3


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS EITHER A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

    VOID AFTER 5:00 P.M. EASTERN TIME ON AUGUST 9, 2012 ("EXPIRATION DATE").

No.


                           INTERLEUKIN GENETICS, INC.

                      WARRANT TO PURCHASE       SHARES OF
            COMMON STOCK, $0.001 PAR VALUE PER SHARE ("COMMON STOCK")

     For VALUE RECEIVED, (the "Warrantholder"), is entitled to purchase, subject to the provisions of this Warrant, from Interleukin Genetics, Inc., a Delaware corporation ("Company"), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date, at an exercise price per share equal to $2.50 (the exercise price in effect being herein called the "Warrant Price"), shares (the "Warrant Shares") of Common Stock. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

     Section 1. REGISTRATION. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of the Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

     Section 2. TRANSFERS. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act") or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

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     Section 3. EXERCISE OF WARRANT. Subject to the provisions hereof, the
Warrantholder may exercise this Warrant in whole or in part at any time upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto (the "Exercise Agreement") and payment by cash, certified check or wire transfer of funds in an amount equal to the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof). The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company shall have been provided to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Warrantholder hereof within a reasonable time, not exceeding ten (10) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warranthholder hereof and shall be registered in the name of the Warrantholder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

          Each exercise hereof shall constitute the representation and warranty of the Warrantholder to the Company that the representations and warranties contained in Note and Warrant Subscription Agreement, dated as of July , 2002, by and among the Company and the Warrantholder (the "subscription Agreement") are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.

     Section 4.  COMPLIANCE WITH THE SECURITIES ACT OF 1933.

          (a) UNREGISTERED SECURITIES. The Warrantholder acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares in the absence of (i) an effective registration statement under the Securities Act covering this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable "blue sky" or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. The Company may delay issuance of the Warrant Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

          (b) INVESTMENT LETTER. Without limiting the generality of Section 4(a), unless the offer and sale of any shares of Warrant Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the Warrant Shares unless and until the Warrantholder shall have executed an investment letter in form and substance

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satisfactory to the Company, including a warranty at the time of such exercise that the Warrantholder is acquiring such shares for its own account, for investment and not with a view to, or for sale in connection with, the distribution of any such shares.

     Section 5. MUTILATED OR MISSING WARRANTS. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

     Section 6. RESERVATION OF COMMON STOCK. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 6, out of the authorized and unissued Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by the Warrant. The Company agrees that all Warrant Shares issued upon exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

     Section 7.  ADJUSTMENTS. Subject and pursuant to the provisions of this
Section 7, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

          (a) CHANGES IN COMMON STOCK. If the Company shall (i) combine the outstanding shares of Common Stock into a lesser number of shares, (ii) subdivide the outstanding shares of Common Stock into a greater number of shares, or (iii) issue additional shares of Common Stock as a dividend or other distribution with respect to the Common Stock, the number of Warrant Shares shall be equal to the number of shares which the Warrantholder would have been entitled to receive after the happening of any of the events described above if, immediately prior to the happening of such event, such Warrantholder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant, such adjustment to become effective concurrently with the effectiveness of such event. The Warrant Price in effect immediately prior to any such combination of Common Stock shall, upon the effectiveness of such combination, be proportionately increased. The Warrant Price in effect immediately prior to any such subdivision of Common Stock or at the record date of such dividend shall upon the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.

          (b) REORGANIZATIONS AND RECLASSIFICATIONS. If there shall occur any capital reorganization or reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in Section 7(a)), then, as part of any such reorganization or reclassification, lawful provision shall be made so that the Warrantholder shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of

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stock or other securities or property which such Warrantholder would have been entitled to receive if, immediately prior to any such reorganization or reclassification, such Warrantholder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder such that the provisions set forth in this Section 7 (including provisions with respect to adjustment of the Warrant Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

          (c) MERGER, CONSOLIDATION OR SALE OF ASSETS. Subject to the provisions of Section 10, if there shall be a merger or consolidation of the Company with or into another corporation (other than a merger or reorganization involving only a change in the state of incorporation of the Company or the acquisition by the Company of other businesses where the Company survives as a going concern), or the sale of all or substantially all of the Company's capital stock or assets to any other person, then as a part of such transaction, provision shall be made so that the Warrantholder shall thereafter be entitled to receive the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from the merger, consolidation or sale, to which the Warrantholder would have been entitled if the Warrantholder had exercised its rights pursuant to the Warrant immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 to the end that the provisions of this Section 7 shall be applicable after that event in as nearly equivalent a manner as may be practicable.

          (d) CERTIFICATE OF ADJUSTMENT. When any adjustment is required to be made in the Warrant Price, the Company shall promptly mail to the Warrantholder a certificate setting forth the Warrant Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Delivery of such certificate shall be deemed to be a final and binding determination with respect to such adjustment unless challenged by the Warrantholder within ten (10) days of receipt thereof. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this
Section 7.

         Section 8. FRACTIONAL INTEREST. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of the Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon the exercise of the Warrant (or specified portions thereof), the fractional share shall be disregarded and the number of shares to be issued upon exercise shall be the number of whole shares only.

     Section 9. BENEFITS. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

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     Section 10.  TERMINATION UPON CERTAIN EVENTS. If there shall be a merger or consolidation of the Company with or into another corporation (other than a merger or reorganization involving only a change in the state of incorporation of the Company or the acquisition by the Company of other businesses where the Company survives as a going concern), or the sale of all or substantially all of the Company's capital stock or assets to any other person, or the liquidation or dissolution of the Company, then as a part of such transaction, at the Company's option, either:

          (a) provision shall be made so that the Warrantholder shall thereafter be entitled to receive the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from the merger, consolidation or sale, to which the Warrantholder would have been entitled if the Warrantholder had exercised its rights pursuant to the Warrant immediately prior thereto (and, in such case, appropriate adjustment shall be made in the application of the provisions of this Section 10(a) to the end that the provisions of Section 7 shall be applicable after that event in as nearly equivalent a manner as may be practicable); or

          (b) this Warrant shall terminate on the effective date of such merger, consolidation or sale (the "Termination Date") and become null and void, provided that if this Warrant shall not have otherwise terminated or expired,
(1) the Company shall have given the Warrantholder written notice of such Termination Date at least ten (10) business days prior to the occurrence thereof and (2) the Warrantholder shall have the right until 5:00 p.m., Eastern Standard Time, on the day immediately prior to the Termination Date to exercise its rights hereunder to the extent not previously exercised.

     Section 11.  Certificates delivered to the Warrantholder pursuant to
Section 3 hereof shall bear the following legends or legends in a substantially similar form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS EITHER A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT DATED AUGUST 9, 2002, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY OR WILL BE MADE AVAILABLE UPON REQUEST.

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     Section 12.  NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Warrantholder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     Section 13. NOTICES. Any notice pursuant hereto to be given or made by the Warrantholder to or on the Company shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

          Interleukin Genetics, Inc.
          135 Beaver Street, 2nd Floor
          Waltham, MA 02452
          Attn:  Fenel Eloi
          Fax:  781/398-0720

     with a copy to:

          Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
          One Financial Center
          Boston, MA 02111
          Attn:  Stanford N. Goldman, Jr.
          Fax:  617-542-2241

or such other address as the Company may specify in writing by notice to the Warrantholder complying as to delivery with the terms of this Section 13.

     Any notice pursuant hereto to be given or made by the Company to or on the Warrantholder shall be sufficiently given or made if personally delivered or if sent by an internationally recognized courier services by overnight or two-day service, to the address set forth on the books of the Company or, as to each of the Company and the Warrantholder, at such other address as shall be designated by such party by written notice to the other party complying as to delivery with the terms of this Section 13. All such notices, requests, demands, directions and other communications shall, when sent by courier be effective two (2) days after delivery to such courier as provided and addressed as aforesaid.

     Section 14. REGISTRATION RIGHTS. The initial holder of this Warrant is entitled to the benefit of certain registration rights in respect of the Warrant Shares as provided in the Registration Rights Agreement dated as of as of August 9, 2002.

     Section 15. SUCCESSORS. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

     Section 16. GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of The Commonwealth of Massachusetts, without giving effect to its conflict of

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law principles, and for all purposes shall be construed in accordance with the laws of said Commonwealth.

     Section 17. WAIVERS AND MODIFICATIONS. Any term or provision of this Warrant may be waived only by written document executed by the party entitled to the benefits of such terms or provisions. The terms and provisions of this Warrant may be modified or amended only by written agreement executed by the Company and the Warrantholder.

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     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of this ____ day of August, 2002.


                                 INTERLEUKIN GENETICS, INC.



                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:





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